UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Agreements

On December 20, 2023, Olin Corporation (the “Corporation”) entered into retention agreements (each, a “Retention Agreement”) with Todd A. Slater, Senior Vice President and Chief Financial Officer, Dana C. O’Brien, Senior Vice President, General Counsel and Secretary, and Damian Gumpel, Vice President and President, Corporate Strategy (each an “Executive”), which provide the opportunity to earn cash retention bonus payments (the “Retention Bonus”) based on continued employment. The Compensation Committee of the Corporation’s Board of Directors believes the Retention Agreements are important to incentivize the Executives to continue their employment with the Corporation and to promote a successful executive leadership transition.

The table below summarizes each Executive’s Retention Bonus award opportunity:

Executive	Retention Bonus
Todd A. Slater	$1,000,000
Dana C. O’Brien	$1,000,000
Damian Gumpel	$600,000

The Executives may vest in the Retention Bonuses, contingent on their continued employment with the Corporation, according to the following vesting schedule:

Vesting Date	Vested % of Retention Bonus
July 1, 2024	10%
January 1, 2025	20%
July 1, 2025	30%
January 1, 2026	40%

In general, if an Executive terminates his or her employment for any reason prior to a vesting date, all unvested amounts will be immediately forfeited; provided that, in the event of termination without cause or due to death or disability, or due to a change in control of the Corporation, the Retention Bonus will become 100% vested.
Once vested, the Retention Bonus (or portion thereof) is paid in a cash lump sum within 30 days, or, in the event of termination due to death or disability, no later than March 15th of the following year.

The Retention Agreements include restrictive covenants, including non-competition, non-solicitation, and confidentiality protections in favor of the Corporation.

The foregoing description of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Retention Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
10.1	Form of Olin Corporation Retentional Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Dana O’Brien
	Name:	Dana O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 20, 2023